CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
Foreign currency translation, net of income taxes	$ 0	$ 0	$ 0
Net unrealized gain (loss) on available-for-sale investments, net of tax	0	0	0
Transfer to statements of operations of realized gain on available-for-sale investments, tax	$ 0	$ 0	$ 0